ADVANCED SERIES TRUST

AST PIMCO Limited Maturity Bond Portfolio

Supplement dated January 14, 2015 to the

Currently Effective Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST) Prospectus and Statement of Additional Information (SAI) for AST PIMCO Limited Maturity Bond Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

Effective immediately, Scott A. Mather and Jerome M. Schneider will replace Saumil H. Parikh and become co-portfolio managers responsible for the day-to-day management of the Portfolio.

To reflect this change, the Prospectus and SAI for the Portfolio are hereby revised as follows:

        I.            All references to Saumil H. Parikh are hereby removed.

II.	The following table hereby replaces the table in the section of the Prospectus for the Portfolio entitled “Summary: AST PIMCO Limited Maturity Bond Portfolio-Management of the Portfolio”:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Scott A. Mather	CIO, US Core Strategies & Managing Director	January 2015
AST Investment Services, Inc.		Jerome M. Schneider	Managing Director	January 2015
III.	The following hereby replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST PIMCO Limited Maturity Bond Portfolio”:

AST PIMCO Limited Maturity Bond Portfolio

Scott A. Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 20 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

Jerome M. Schneider is a managing director in the Newport Beach office and head of the short-term and funding desk. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first "repo" conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 19 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Saumil H. Parikh and adding the following information with respect to the Portfolio:
Subadviser	Portfolio Managers	Registered Investment Companies ($MM)	Other Pooled Investment Vehicles ($MM)	Other Accounts ($MM)	Ownership of Fund Securities
Pacific Investment Management Company LLC	Scott A. Mather	32/$209,468.24	27/$18,449.34 1/$405.91	39/$18,620.31 3/$1,856.06	None
	Jerome M. Schneider	18/$84,653.56	6/$9,796.36	55/$33,919.15 2/$430.91	None

Information above is as of January 12, 2015.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP12